Exhibit 21.1

LIST OF SUBSIDIARIES OF DREAM FINDERS HOMES, INC.

ANT JV OWNER, LLC, a Florida limited liability company
DCE DFH JV, LLC, a Florida limited liability company
DF TITLE, LLC, a Florida limited liability company
DFC AMELIA CONCOURSE PHASE III, LLC, a Florida limited liability company
DFC EAST VILLAGE, LLC, a Florida limited liability company
DFC GRAND LANDINGS, LLC, a Florida limited liability company
DFC MANDARIN ESTATES, LLC, a Florida limited liability company
DFC SEMINOLE CROSSINGS, LLC, a Florida limited liability company
DFC WILFORD, LLC, a Florida limited liability company
DFH AMELIA, LLC, a Florida limited liability company
DFH BLUE RIDGE, LLC, a Florida limited liability company
DFH CAPITOL DIVISION, LLC, a Florida limited liability company
DFH CLOVER, LLC, a Florida limited liability company
DFH COLORADO REALTY, LLC, a Colorado limited liability company
DFH CORONA, LLC, a Florida limited liability company
DFH GREYHAWK LLC, a Florida limited liability company
DFH JOHNS LANDING, LLC, a Florida limited liability company
DFH LAND, LLC, a Florida limited liability company
DFH LEYDEN 2, LLC, a Florida limited liability company
DFH MAGNOLIA, LLC, a Florida limited liability company
DFH MANDARIN, LLC, a Florida limited liability company
DFH MOF EAGLE LANDING, LLC, a Florida limited liability company
DFH REALTY GEORGIA, LLC, a Georgia limited liability company
DFH REALTY TEXAS, LLC, a Florida limited liability company
DFH SAVANNAH, LLC, a Florida limited liability company
DFH WILDWOOD, LLC, a Florida limited liability company
DFH-ANT, LLC, a Florida limited liability company
DFRC, LLC, a Florida limited liability company
DFRC - HAMLIN, LLC, a Florida limited liability company
DREAM FINDERS HOLDINGS LLC, a Florida limited liability company
DREAM FINDERS HOMES LLC, a Florida limited liability company
DREAM FINDERS REALTY, LLC, a Florida limited liability company
HM7 JV OWNER, LLC, a Florida limited liability company
H&H CONSTRUCTORS OF FAYETTEVILLE, LLC, a North Carolina limited liability company
JET HOMELOANS VENTURES, LLC, a Florida limited liability company
PSJ JV OWNER, LLC, a Florida limited liability company
VILLAGE PARK HOMES, LLC, a South Carolina limited liability company